UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2024

SPIRIT REALTY CAPITAL, INC.

(Exact name of Registrant as Specified in Its Charter)

Maryland	001-36004	20-1676382
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2727 North Harwood Street
Suite 300
Dallas, Texas	75201
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (972) 476-1900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.05 par value per share	SRC	New York Stock Exchange
6.000% Series A Cumulative Redeemable Preferred Stock, $0.01 par value per share	SRC-A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

As previously disclosed, on October 29, 2023, Spirit Realty Capital, Inc., a Maryland corporation (“Spirit”), entered into an Agreement and Plan of Merger (as amended from time to time, the “Merger Agreement”) with Realty Income Corporation (“Realty Income”), a Maryland corporation and Saints MD Subsidiary, Inc., a Maryland corporation and wholly owned subsidiary of Realty Income (“Merger Sub”). Pursuant to the terms and conditions of the Merger Agreement, upon the closing, Spirit will be merged with and into Merger Sub, with Merger Sub continuing as the surviving corporation (the “Merger”).

In connection with the proposed Merger, Realty Income filed with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 containing a proxy statement/prospectus, as amended, and Spirit filed a definitive proxy statement and Realty Income filed a prospectus with the SEC, each dated December 19, 2023 (collectively, the “proxy statement/prospectus”). Spirit first mailed the proxy statement/prospectus to its stockholders on or about December 19, 2023.

Following the announcement of the Merger Agreement, and as of the date of this Current Report on Form 8-K, purported stockholders of Spirit have filed four lawsuits challenging disclosures related to the Merger (the “Spirit Complaints”). The Spirit Complaints are Thompson v. Spirit Realty Capital, Inc., et. al., Case No. 2:23cv13219 (E.D. Mich Dec 18, 2023) (the “Thompson Complaint”); Kent v. Spirit Realty Capital, Inc., et. al., Case No. 2:23-cv-13232 (E.D. Mich Dec 19, 2023) (the “Kent Complaint”); Snow v. Kevin Charlton, et. al., Case No. 72567/2023 (Sup. Ct. Westchester Cnty. 2023) (the “Snow Complaint”); and Randall v. Spirit Realty Capital, Inc. et al Case No. 650075/2024 (Sup. Ct. New York Cnty. 2024) (the “Randall Complaint”).

The Thompson, Kent and Randall Complaints name Spirit and the members of the Spirit board of directors as defendants. The Snow Complaint names Spirit, the members of the Spirit board of directors and Realty Income as defendants.

The Thompson and Kent Complaints allege that Spirit and the members of the Spirit board of directors violated Section 14(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and Rule 14a-9 promulgated thereunder by preparing and disseminating a registration statement that misstates or omits certain allegedly material information. They also allege that the members of the Spirit board of directors violated Section 20(a) of the Exchange Act by causing Spirit to disseminate a misleading registration statement.

The Snow Complaint alleges violations of Maryland state law based on alleged breaches of fiduciary duty, allegedly misleading statements and omissions in the proxy statement/prospectus, and alleged aiding and abetting of such violations. It also alleges a claim under New York law for negligent misrepresentation and concealment.

The Randall Complaint alleges violations of Maryland state law based on alleged breaches of fiduciary duty, allegedly misleading statements and omissions in the proxy statement/prospectus, and alleged aiding and abetting of such violations.

Each of the Spirit Complaints seeks, among other things, injunctive relief enjoining Spirit from holding the stockholder vote to approve the Merger and/or the consummation of the Merger, rescission or rescissory damages in the event the Merger is consummated, and an award of the plaintiff’s costs, including attorneys’ and experts’ fees.

In addition to the Spirit Complaints, beginning on December 19, 2023, purported stockholders of Spirit sent demand letters (the “Demands,” and together with the Spirit Complaints, the “Matters”) alleging similar deficiencies regarding the disclosures made in the proxy statement/prospectus.

All of the defendants believe that the Matters are without merit. However, litigation is inherently uncertain and there can be no assurance regarding the likelihood that the defendants’ defense of the actions will be successful. Additional lawsuits arising out of the Merger may also be filed in the future. While Spirit and Realty Income believe that the disclosures set forth in the proxy statement/prospectus comply fully with applicable law, to moot plaintiffs’ disclosure claims and to avoid nuisance, potential expense and delay, Spirit and Realty Income have determined to voluntarily supplement the proxy statement/prospectus with the below disclosures. Nothing in the below supplemental disclosures shall be deemed an admission of the legal necessity or materiality under applicable law of any of the disclosures set forth herein or in the proxy statement/prospectus. To the contrary, Spirit and Realty Income deny all allegations in the Matters that any additional disclosure was or is required.

Supplemental Disclosures to the Proxy Statement/Prospectus

Spirit has agreed to make these supplemental disclosures to the proxy statement/prospectus. This supplemental information should be read in conjunction with the proxy statement/prospectus, which should be read in its entirety. Defined terms used but not defined below have the meanings set forth in the proxy statement/prospectus. All page references in the information below are to pages in the proxy statement/prospectus. Paragraph references used herein refer to the proxy statement/prospectus before any additions or deletions resulting from the supplemental disclosures. The information contained herein speaks only as of January 10, 2024 unless the information indicates another date applies. For clarity, new text within restated paragraphs from the proxy statements/prospectus is highlighted with bold, underlined text.

The section of the proxy statement/prospectus entitled “The Merger—Background of the Merger” is hereby supplemented as follows:

The fourth full paragraph on page 38 of the proxy statement/prospectus is amended and restated in its entirety to read as follows:

On July 17, 2023, Mr. Roy called Mr. Hsieh and presented to him a verbal nonbinding proposal (the “July 17 proposal”), pursuant to which, subject to further due diligence, Realty Income would acquire Spirit in a stock-for-stock transaction with a fixed exchange ratio of 0.732 shares of Realty Income common stock per share of Spirit common stock. Mr. Hsieh informed Mr. Roy that he would discuss the July 17 proposal with the Spirit board of directors and that he would provide a response to the July 17 proposal on August 11, 2023. Mr. Hsieh also informed Mr. Roy that he believed that, based on prior discussions, the Spirit board of directors would likely view the exchange ratio in the July 17 proposal as insufficient, and that, absent a compelling proposal, the Spirit board of directors would continue to pursue its standalone business plan, including pursuing a potential large sale leaseback property transactions. The July 17 proposal did not discuss the retention of Spirit’s management or management’s participation in the equity of Realty Income following the completion of the potential transaction.

The fourth and fifth full paragraphs on page 39 of the proxy statement/prospectus are amended and restated in their entirety to read as follows:

On August 11, 2023, Mr. Hsieh called Mr. Roy and informed him that the Spirit board of directors had determined that the exchange ratio in the July 17 proposal was insufficient, and that the Spirit board of directors had instructed him to make a verbal nonbinding proposal (the “August 11 proposal”), pursuant to which, subject to due diligence, Realty Income would acquire Spirit in a stock-for-stock transaction with a fixed exchange ratio of 0.785 shares of Realty Income common stock per share of Spirit common stock. Mr. Roy informed Mr. Hsieh that Realty Income was continuing to make progress on its due diligence review, and that Realty Income would respond to the August 11 proposal in the coming weeks. The August 11 proposal did not discuss the retention of Spirit’s management or management’s participation in the equity of Realty Income following the completion of the potential transaction.

On September 18, 2023, Mr. Roy called Mr. Hsieh and presented to him a verbal nonbinding proposal (the “September 18 proposal”), pursuant to which, subject to confirmatory due diligence, Realty Income would acquire Spirit in a stock-for-stock transaction with a fixed exchange ratio of 0.760 shares of Realty Income common stock per share of Spirit common stock. When Mr. Hsieh asked Mr. Roy if the September 18 proposal was Realty’s best and final proposal, Mr. Roy stated that an accretive transaction was very important to Realty Income, that he viewed the proposal as fair, and requested that Spirit provide a response to the September 18 proposal quickly, but did not state that the September 18 proposal was Realty Income’s best and final offer. The September 18 proposal did not discuss the retention of Spirit’s management or management’s participation in the equity of Realty Income following the completion of the potential transaction.

The second full paragraph on page 42 of the proxy statement/prospectus is amended and restated in its entirety to read as follows:

On October 4, 2023, Mr. Hsieh called Mr. Roy and proposed that Realty Income would acquire Spirit in a stock-for-stock transaction with a fixed exchange ratio of 0.777 shares of Realty Income common stock per share of Spirit common stock. Mr. Roy responded that he had met with the Realty Income board of directors, and that based on that meeting he proposed that Realty Income would acquire Spirit in a stock-for-stock transaction with a fixed exchange ratio of 0.762 shares of Realty Income common stock per share of Spirit common stock (the “October 4 proposal”). Mr. Roy informed Mr. Hsieh that the October 4 proposal was Realty Income’s best and final offer. Mr. Roy also reiterated the importance for the parties to move diligently, if they were to reach agreement on a potential transaction. On October 4, 2023, the closing price of Spirit common stock was $33.10 per share, and the closing price of Realty Income common stock was $49.57 per share. The October 4 proposal did not discuss the retention of Spirit’s management or management’s participation in the equity of Realty Income following the completion of the potential transaction.

The section of the proxy statement/prospectus entitled “The Merger—Interests of Spirit Directors and Executive Officers in the Merger” is hereby supplemented as follows:

The section entitled “Interests of Spirit Directors and Executive Officers in the Merger” beginning on page 66 of the proxy statement/prospectus is amended to add the following new paragraph to the end:

As of the date of this proxy statement/prospectus, none of Spirit’s executive officers have (1) reached an understanding on potential employment or other retention terms or equity participation with Realty Income (or its affiliates), or (2) entered into any definitive agreements or arrangements regarding employment or other retention terms or equity participation with Realty Income (or its affiliates) to be effective following the consummation of the Merger. However, prior to the Effective Time, Realty Income (or its affiliates) may have discussions with certain of Spirit’s employees (including certain of its senior-level management) regarding employment or other retention terms and may enter into definitive agreements regarding employment, retention or the right to purchase or participate in the equity of Realty Income or one or more of its affiliates in connection with the Merger. Any such agreements will not increase or decrease the merger consideration to which Spirit’s stockholders will be entitled in connection with the closing of the Merger.

The section of the proxy statement/prospectus entitled “Spirit Standalone Projections” is hereby supplemented as follows:

The table under the section entitled “Spirit Standalone Projections” on page 65 of the proxy statement/prospectus, along with its accompanying footnotes, is amended to add the following line item and corresponding footnote to the end of the table:

	Year Ending December 31,
	2023E*	2024E	2025E	2026E
	(in millions, except per share data)
Unlevered Free Cash Flow (3)	$256	315	(6)	(22)

(3)

Unlevered Free Cash Flow, which was calculated by J.P. Morgan, based on the Spirit Standalone Projections, is defined as Cash Rent plus (i) tenant reimbursement income, other income, dispositions, and less (ii) property costs, cash general and administrative costs, capital expenditures, acquisitions, changes in net working capital and other miscellaneous expenses.

*

The values with respect to each line item set forth under the column “2023E” reflect the sum of (i) actual results for the first and second quarters of fiscal year 2023 and (ii) projected values for the third and fourth quarters of fiscal year 2023.

The section of the proxy statement/prospectus entitled “Realty Income Standalone Projections” is hereby supplemented as follows:

The table under the section entitled “Realty Income Standalone Projections” starting on page 65 of the proxy statements/prospectus, along with its accompanying footnotes, is amended to add the following line item and corresponding footnote to the end of the table:

	Year Ending December 31,
	2023E*	2024E	2025E	2026E
	(in millions, except per share data)
Unlevered Free Cash Flow (4)	$(6,438)	(747)	(718)	(730)

(4)

Unlevered Free Cash Flow, which was calculated by J.P. Morgan, based on the Realty Income Standalone Projections, is defined as the sum of (A) total revenue less (i) straight line rent, (ii) amortization of above or below market leases, and (iii) unreimbursed property expenses plus the sum of (B) other income less (i) Net Investment Spend, (ii) cash general and administrative expenses, (iii) capital expenditures, and (iv) changes in working capital.

*

The values with respect to each line item set forth under the column “2023E” reflect the sum of (i) actual results for the first and second quarters of fiscal year 2023 and (ii) projected values for the third and fourth quarters of fiscal year 2023.

The section of the proxy statement/prospectus entitled “The Merger—Opinion of Spirit’s Financial Advisors —Opinion of Morgan Stanley & Co. LLC” is hereby supplemented as follows:

The second full paragraph on page 58 of the proxy statement/prospectus is amended and restated in its entirety to read as follows:

Dividend Discount Analysis

Morgan Stanley performed a dividend discount analysis of shares of Spirit common stock to calculate a range of implied present values per share of Spirit common stock. To perform this analysis, Morgan Stanley calculated the aggregate implied present value of dividends per share that Spirit was forecasted to generate for the period from July 1, 2023 through December 31, 2026 utilizing, based upon the authorization of Spirit management, the Financial Projections of Spirit prepared and provided by Spirit management and authorized for Morgan Stanley’s use by Spirit management, including, but not limited to, total net debt (totaling approximately $3.9 billion, including outstanding preferred stock, as of June 30, 2023), discounted based on a derived cost of equity using the capital asset pricing model.

The fourth full paragraph on page 58 of the proxy statement/prospectus is amended and restated in its entirety to read as follows:

Similarly, Morgan Stanley performed a dividend discount analysis of shares of Realty Income common stock to calculate a range of implied present values per share of Realty Income common stock. To perform this analysis, Morgan Stanley calculated the aggregate implied present value of dividends per share that Realty Income was forecasted to generate for the period from July 1, 2023 through December 31, 2026 utilizing, based upon the authorization of Spirit management and Realty Income management, the Realty Income Standalone Projections prepared and provided by Realty Income management and authorized for Morgan Stanley’s use by Spirit management and Realty Income management, including, but not limited to, total net debt (totaling approximately $17.7 billion as of June 30, 2023, pro forma for the impact of unsettled forward sale agreements), discounted based on a derived cost of equity using the capital asset pricing model.

The table on page 59 of the proxy statement/prospectus, under the heading “Premiums Paid Analysis,” is amended and restated in its entirety to read as follows:

Selected Precedent Transactions
Announcement Date	Acquirer	Target	Premium Paid to Unaffected Stock Price
September 2022	Ivory Parent, LLC (an affiliate of GIC and Oak Street Real Estate Capital, LLC)	STORE Capital Corporation	19%

August 2021	VICI Properties, Inc.	MGM Growth Properties LLC	16%

November 2021	Industrial Logistics Properties Trust	Monmouth Real Estate Investment Corporation	39%

April 2021	Realty Income Corporation	VEREIT, Inc.	19%

May 2018	BRE Glacier Parent L.P. (an affiliate of The Blackstone Group L.P.)	Gramercy Property Trust	24%

October 2013	American Realty Capital Properties, Inc.	Cole Real Estate Investments, Inc.	19%

May 2013	American Realty Capital Properties, Inc.	CapLease, Inc.	18%

September 2012	Realty Income Corporation	American Realty Capital Trust, Inc.	7%

November 2007	Gramercy Capital Corp.	American Financial Realty Trust	23%

March 2007	Redford Holdco, LLC (an affiliate of Macquarie Bank Limited and Kaupthing Bank hf.)	Spirit Finance Corporation	12%

October 2006	General Electric Capital Corporation	Trustreet Properties, Inc.	35%

September 2005	Flag Fund V LLC (advised by DRA Advisors LLC)	Capital Automotive REIT	8%

March 2001	General Electric Capital Corporation	Franchise Finance Corporation of America	11%

Forward Looking Statements

This Current Report on Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements can be identified by the use of words and phrases such as “preliminary,” “expect,” “plan,” “will,” “estimate,” “project,” “intend,” “believe,” “guidance,” “approximately,” “anticipate,” “may,” “should,” “seek,” or the negative of these words and phrases or similar words or phrases that are predictions of or indicate future events or trends and that do not relate to historical matters but are meant to identify forward-looking statements. You can also identify forward-looking statements by discussions of strategy, plans or intentions of management. These forward-looking statements are subject to known and unknown risks and uncertainties that you should not rely on as predictions of future events. Forward-looking statements depend on assumptions, data and/or methods which may be incorrect or imprecise, and Spirit Realty Capital, Inc. (“Spirit”) may not be able to realize them. Spirit does not guarantee that the events described will happen as described (or that they will happen at all). The following risks and uncertainties, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: risks that the transaction disrupts current plans and operations; the outcome of any legal proceedings related to the transaction; the ability of the Spirit and Realty Income Corporation (“Realty Income”) to consummate the proposed transaction on a timely basis or at all; the satisfaction of the conditions precedent to consummation of the proposed transaction; the effect of the announcement of the proposed transaction on the ability of Spirit to operate its businesses and attract, retain and hire key personnel and to maintain favorable business, tenant, employee and third-party relationships; industry and economic conditions; volatility and uncertainty in the financial markets, including potential fluctuations in the Consumer Price Index; Spirit’s success in implementing its business strategy and its ability to identify, underwrite, finance, consummate, integrate and manage diversified acquisitions or investments; the financial performance of Spirit’s retail tenants and the demand for retail space; Spirit’s ability to diversify its tenant base; the nature and extent of future competition; increases in Spirit’s costs of borrowing as a result of changes in interest rates and other factors; Spirit’s ability to access debt and equity capital markets; Spirit’s ability to pay down, refinance, restructure and/or extend its indebtedness as it becomes due; Spirit’s ability and willingness to renew its leases upon expiration and to reposition its properties on the same or better terms upon expiration in the event such properties are not renewed by tenants or Spirit exercises its rights to replace existing tenants upon default; the impact of any financial, accounting, legal or regulatory issues or litigation that may affect Spirit or its major tenants; Spirit’s ability to manage its expanded operations; Spirit’s ability and willingness to maintain its qualification as a REIT under the Internal Revenue Code of 1986, as amended; the impact on Spirit’s business and those of its tenants from epidemics, pandemics or other outbreaks of illness, disease or virus; and other risks inherent in the real estate business, including tenant defaults, potential liability relating to environmental matters, illiquidity of real estate investments and potential damages from natural disasters. These risks, as well as other risks related to the proposed transaction, are included in the registration statement on Form S-4 and proxy statement/prospectus, along with any amendment thereto that were filed with the SEC in connection with the proposed transaction. While the list of factors presented here is, and the list of factors to be presented in the registration statement on Form S-4, including any amendments, are considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. For additional information about other factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to Spirit’s and Realty Income’s respective periodic reports and other filings with the SEC, including the risk factors identified in Spirit’s and Realty Income’s most recent Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. The forward-looking statements included in this communication are made only as of the date hereof. Neither Spirit nor Realty Income undertakes any obligation to update any forward-looking statements to reflect subsequent events or circumstances, except as required by law.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Additional Information and Where to Find It

In connection with the proposed transaction, Realty Income filed with the SEC a registration statement on Form S-4, along with an amendment, that includes a proxy statement of Spirit that also constitutes a prospectus of Realty Income.    Each of Spirit and Realty Income may also file other relevant documents with the SEC regarding the proposed transaction. This document is not a substitute for the proxy statement/prospectus or registration statement or any other document that Spirit or Realty Income have or may file with the SEC. The definitive proxy statement/prospectus has been mailed to stockholders of Spirit. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders are able to obtain free copies of the registration statement and proxy statement/prospectus and other documents containing important information about Spirit, Realty Income and the proposed transaction through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Spirit are available free of charge on Spirit’s website at investors.spiritrealty.com or by contacting Spirit’s Investor Relations department by mail at Investor Relations, 2727 North Harwood Street, Suite 300, Dallas, TX. Copies of the documents filed with the SEC by Realty Income are available free of charge on Realty Income’s website at www.realtyincome.com/investors or by contacting Realty Income’s Investor Relations department at 858-284-5000.

Participants in the Solicitation

Realty Income, Spirit and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of Realty Income, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Realty Income’s proxy statement for its 2023 Annual Meeting of Stockholders, which was filed with the SEC on March 31, 2023, and Realty Income’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on February 22, 2023. Information about the directors and executive officers of Spirit, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Spirit’s proxy statement for its 2023 Annual Meeting of Stockholders, which was filed with the SEC on March 23, 2023, and Spirit’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on February 28, 2023. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the proxy statement/prospectus and other relevant materials that have been or may be filed with the SEC regarding the proposed transaction. Investors should read the proxy statement/prospectus, along with any amendments or supplements thereto, carefully before making any voting or investment decisions. You may obtain free copies of these documents from Spirit or Realty Income using the sources indicated above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPIRIT REALTY CAPITAL, INC.

By:	/s/ Michael Hughes
	Name:	Michael Hughes
	Title:	Chief Financial Officer and Executive Vice President

Dated: January 11, 2024